                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

MTR Gaming Group, Inc.
State Route 2 South
Chester, West Virginia 26034

We hereby consent to the incorporation by reference in post-effective Amendment No. 4 to Form S-1 Registration Statement on Form S-3 (No. 333-12839) of our report dated February 27, 1998, except as to Note 17, which is as of March 14, 1998, appearing in your Annual Report on Form 10-K for the years ended December 31, 1997, 1996 and 1995.

                                          /s/ CORBIN & WERTZ
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                                          Corbin & Wertz

Irvine, California
September 3, 1998